Exhibit 99.5






















                    PRO FORMA FINANCIAL INFORMATION

                    PRO FORMA FINANCIAL INFORMATION
                              (Unaudited)


   The following unaudited pro forma condensed financial information has been prepared to reflect the December 31, 1995 acquisition of 100% of the outstanding common shares of American Southern Insurance Company ('American Southern"). The pro forma information is presented as if the acquisition, accounted for as a purchase, had taken place at the beginning of the periods presented, after giving effect to the pro forma adjustments described below. The pro forma information is not necessarily indicative of the financial position or results of operations that would have occurred had the acquisition taken place at the beginning of such periods. This information should be read in conjunction with the audited consolidated financial statements and the notes thereto of Atlantic American Corporation ("Atlantic American"), included in Atlantic American's Form 10-K for the year ended December 31, 1994 and the audited financial statements of American Southern, included elsewhere herein.

   The pro forma combined balance sheet as of September 30, 1995 combines the balance sheets of Atlantic American as of September 30, 1995, and American Southern as of September 30, 1995. Pro forma adjustments applied to the historical financial statements include the following:

      (a) Reflects the acquisition costs by Atlantic American for the purchase of American Southern.

      (b) Reflects excess of purchase price over market value of assets.

      (c) Reflects debt used to acquire American Southern.

   The pro forma combined statement of income for the year ended December 31, 1994 combines the operations of Atlantic American for the year ended December 31, 1994 and American Southern for the year ended December 31, 1994. The pro forma combined statement of income for the nine month period ended September 30, 1995 combines the operations of Atlantic American for the nine month period ended September 30, 1995 and American Southern for the nine month period ended September 30, 1995. Pro forma adjustments applied to the historical financial statements include the following:

      (a) Reflects an increase in interest expense on funds incurred for the acquisition.

      (b) Reflects the amortization of goodwill.

      (c) Reflects Atlantic American's tax sharing agreement with its subsidiaries.

                 ATLANTIC AMERICAN CORPORATION AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                                    09/30/95
                                   (Unaudited)


(In thousands)


                                        Actual
                                -----------------------

                                 Atlantic    American
                                 American    Southern   Pro Forma    Pro Forma
                                Corporation  Insurance  Adjustments   Combined
                                                Co.
                                -----------------------------------------------

              ASSETS

  Cash, including short-term
  investments                    $   8,975   $  9,708  $   (236) (a) $  18,447
  Investments                      105,853     59,408        -         165,261
  Receivables:
     Reinsurance                    12,766     10,884        -          23,650
     Other                          11,875      9,944        -          21,819
  Deferred acquisition costs        13,220      2,331        -          15,551
  Other assets                       2,900      1,420        -           4,320
  Goodwill                              -          -      3,058 (b)      3,058
  Net assets of discontinued
  operations                         4,569         -         -           4,569
                                  --------    -------    ------       --------

        Total assets              $160,158    $93,695    $2,822       $256,675
                                  ========    =======    ======       ========


              LIABILITIES AND SHAREHOLDERS' EQUITY

  Insurance reserves and policy
    funds                         $ 91,577    $59,765    $   -        $151,342
  Accounts payable and
    accrued expenses                 5,735      2,752        -           8,487
  Long-term debt                     4,594         -     34,000 (c)     38,594
  Long-term debt payable
    to affiliates                   19,733         -         -          19,733
  Minority interest                  1,210         -         -           1,210
                                   -------     ------    ------        -------
        Total liabilities          122,849     62,517    34,000        219,366
                                   -------     ------    ------        -------


Commitments and contingencies Shareholders' equity:
   Preferred stock                   3,000         -         -           3,000
   Other equity                     34,309     31,178   (31,178)        34,309
                                    ------     ------   -------         ------
     Total shareholders' equity     37,309     31,178   (31,178)        37,309
                                    ------     ------   -------         ------

         Total liabilities and
         shareholders' equity     $160,158    $93,695  $  2,822       $256,675
                                  ========    =======  ========       ========

                 ATLANTIC AMERICAN CORPORATION AND SUBSIDIARIES
                     PRO FORMA COMBINED STATEMENT OF INCOME
                           For the Year Ended 12/31/94


 (In thousands, except per share data)


                                        Actual
                                ----------------------

                                             American
                                 Atlantic    Southern
                                 American    Insurance  Pro Forma    ProForma
                                Corporation     Co.     Adjustments   Combined
                                ----------------------------------------------
                                            (Unaudited) (Unaudited) (Unaudited)

Revenue:
  Insurance premiums              $41,701     $36,989     $    -      $ 78,690
  Investment income                 6,628       3,844          -        10,472
  Realized investment gains, net      870           8          -           878
                                   ------      ------       ------      ------
      Total revenue                49,199      40,841          -        90,040
                                   ------      ------       ------      ------

Benefits and expenses:
  Insurance benefits and
    losses incurred                21,955      25,599          -        47,554
  Commissions and underwriting
    expenses                       13,355       9,105          -        22,460
  Interest expense                  1,968          -        2,499 (a)    4,467
  Other                             5,404          -          243 (b)    5,647
                                   ------      ------       ------      ------
      Total benefits and
       expenses                    42,682      34,704       2,742       80,128
                                   ------      ------       ------      ------

          Income before
          income tax benefit,
          (expense)                 6,517       6,137      (2,742)       9,912
      Income tax benefit,
      (expense)                       546      (1,615)      1,717 (c)      648
                                    ------     -------      ------       ------

      Income from continuing
      operations                    7,063       4,522      (1,025)      10,560
      Income from discontinued
      operations                    2,207          -           -         2,207
                                    ------      ------      ------      ------

          Income before
          extraordinary gain        9,270       4,522      (1,025)      12,767
      Extraordinary gain              100          -           -           100
                                   ------       ------    ------        ------

                Net income      $   9,370      $4,522     $(1,025)     $12,867
                                =========      ======     =======      =======

Operating results per common share:
  Continuing operations              $.37                                $.56
  Discontinued operations             .12                                 .12
  Extraordinary gain                  NIL                                 NIL
                                    ------                               ------

             Net income per common
             share                  $ .49                                $.68
                                    ======                               ======

                 ATLANTIC AMERICAN CORPORATION AND SUBSIDIARIES
                     PRO FORMA COMBINED STATEMENT OF INCOME
                       For the Nine Months Ended 09/30/95
                                   (Unaudited)

(In thousands, except per share data)


                                     Actual
                                ----------------------
                                             American
                                 Atlantic    Southern
                                 American   Insurance    Pro Forma    Pro Forma
                               Corporation      Co.     Adjustments   Combined
                               ------------------------------------------------

Revenue:
  Insurance premiums              $32,000    $29,533      $    -       $61,533
  Investment income                 4,830      2,985           -         7,815
  Realized investment gains,
    net                             1,441        203           -         1,644
                                   ------     ------        ------      ------
      Total revenue                38,271     32,721           -        70,992
                                   ------     ------        ------      ------

Benefits and expenses:
  Insurance benefits and
   losses incurred                 19,043     21,794           -        40,837
  Commissions and underwriting
   expenses                        11,000      6,896           -        17,896
  Interest expense                  1,690         -         2,157 (a)    3,847
  Other                             4,380         -           153        4,533
                                   ------     ------        ------      ------
      Total benefits and
      expenses                     36,113     28,690        2,310       67,113
                                   ------     ------        ------      ------

          Income before income
          tax (expense), benefit    2,158      4,031       (2,310)       3,879
      Income tax (expense),
      benefit                          (9)      (972)         917 (c)      (64)
                                   ------     ------        ------      ------

      Income from continuing
        operations                  2,149      3,059       (1,393)       3,815
      Income from discontinued
        operations                 (4,384)        -            -        (4,384)
                                   ------     ------      -------       ------

             Net (loss) income    ($2,235)   $ 3,059      $(1,393)      $ (569)
                                  =======    =======      =======       ======

Operating results per common share:
   Continuing operations             $.10                                 $.19
   Discontinued operations           (.23)                                (.23)
                                     -----                                -----

      Net loss per common share     ($.13)                               $(.04)
                                    =====                                =====












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